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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


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                        ADVANCED MARKETING SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-16002                95-3768341
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
       incorporation)                                       Identification No.)

                                5880 Oberlin Drive                     92121
                               San Diego, California                 (Zip Code)
                      (Address of principal executive offices)


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       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 7(C).        EXHIBIT
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Exhibit 99.1      Press release of Advanced Marketing Services, Inc.,
                  dated June 29, 2004.

ITEM 9.           REGULATION FD DISCLOSURE
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            On June 29, 2004, Advanced Marketing Services, Inc. (the "Company"),
a Delaware corporation, issued a public announcement, which is incorporated into this Item 9 by reference, announcing a delay in the filing of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

            A copy of the public announcement is attached to this Current Report as Exhibit 99.1.

            The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.




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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MARKETING SERVICES, INC.



Date:  June 29, 2004               By: /s/ Bruce C. Myers
                                      ---------------------------
                                      Bruce C. Myers
                                      Executive Vice President
                                      and Chief Financial Officer